Exhibit 99.1
Visteon Corporation Deutsche Bank Global Industrials and Materials Conference June 2011

Page 2 Corporate Overview 2010 Product Sales - Segment Leading global supplier of climate, interiors, electronics and lighting products Streamlined organization with strong balance sheet and competitive leverage Global manufacturing and engineering footprint with emphasis on low-cost regions 118 facilities 26,500 employees in 26 countries Strategically positioned to capitalize on emerging markets growth 2010 Product Sales - Geography Visteon Overview Climate 44% Interiors 28% Electronics 28% $7.3 Billion Asia 40% Europe 36% N. America 17% S. America 7% Please see important disclosures regarding "Forward Looking Information" $10.8 Billion Electronics 25% Interiors 42% Climate 33% Consolidated Sales Market Penetration Consolidated Sales Market Penetration $7.3 Billion $10.8 Billion Asia 56% Europe 26% N. America 13% S. America 5%

Page 3 Repositioning Visteon (Dollars in Millions) 2005 Product Sales $16,586 Net Income / (Loss) (270) Adjusted EBITDA 207 Adj. EBITDA Margin 1.2% Debt / EBITDA 9.6x Facilities 183 Headcount (%LCC) 48,000 (40%) Customer Sales Regional Sales Asia 12% N. America 61% S. America 3% Other 32% Hyundai/Kia 6% Ford 62% Streamlined and Competitive Business Platform Positioned for Success (Dollars in Millions) 2010 Product Sales $7,323 Net Income / (Loss) 1,026 Adjusted EBITDA 614 Adj. EBITDA Margin 8.4% Debt / EBITDA 0.9x Facilities 118 Headcount (%LCC) 26,500 (61%) Customer Sales Regional Sales Europe 24% Asia 40% Europe 36% N. America 17% S. America 7% Other 46% Hyundai/Kia 29% Ford 25% Please see important disclosures regarding "Use of Non-GAAP Financial Information"

Visteon at a Glance


Climate

Interiors

Electronics

Lighting

	Climate	Interiors	Electronics	Lighting
Product Lines	► Air Induction ► HVAC Systems ► Powertrain Cooling ► Compressors ► Fluid Transport	► Cockpit Modules ► Instrument Panels ► Consoles ► Door Trim Modules	► Audio / Infotainment ► Driver Information ► Center Stack Electronics ► Feature Control Modules	► Front and Rear Lighting
2010 Product Group Sales	$3.3 billion	$2.2 billion	$1.4 billion	$0.7 billion
Market Position	#2	#3	#5	#6
Top Three Customers	HYUNDAI, KIA MOTORS, Ford, SUZUKI	HYUNDAI, KIA MOTORS, PSA PEUGEOT CITROËN, RENAULT NISSAN	Ford, mazda, RENAULT NISSAN	GM, Ford, VW
# Mfg. Facilities (1)	30	36	15	6
Key Affiliates / JVs	► Halla (Korea-70%)	► Yanfeng Visteon (China-50%) ► Duck Yang (Korea-51%)	► Yanfeng Visteon Electronics (China-70%)	► Visteon TYC AutoLamps LTD (China-50%)
Key Strengths	► #2 global player ► 70% stake of Halla (Korea) ► Technology leader in key segments – compressors and fluid transport	► Full systems capabilities ► Market leader in China – Yanfeng #1 Interiors market position in China	► Full cockpit electronics portfolio ► Cost-effective global product platforms ► Strong global manufacturing and engineering footprint	► 100% LCC manufacturing ► LED / Adaptive Technologies ► Growing presence in China and India through JVs

Climate · Electronics · Interiors · Lighting

Page 4

(1) Excludes engineering facilities. Visteon has 31 engineering and customer service center facilities in N. America, Europe, S. America and Asia.

Please see important disclosures regarding "Forward Looking Information"

Page 5 Van Buren, MI Chelmsford, UK Shanghai, China 118 Facilities in 26 Countries Broad Manufacturing and Engineering Capabilities Some facilities support multiple product groups. Climate Electronics Interiors Lighting Tech Center # of Locations 6 44 11 57

Page 6 2010 2010 Consolidated Market Penetration Region Customer Total Sales $7.3 Billion $10.8 Billion Diversified Customer and Geographic Exposure AP EU NA SA East 40 36 17 7 AP EU NA SA East 56 26 13 5 Hyund. / Kia Ford PSA R / N GM / Chrysler VW Other East 29 25 7 7 5 2 25 Hyundai / Kia Renault / Nissan 7% GM / Chrysler 5% Volkswagen 2% Hyundai / Kia 19% Hyund. / Kia Ford VW / SVW GM/SGM R / N PSA Mazda Other East 19 18 12 7 6 6 4 28 Renault / Nissan 6% Ford 18% Volkswagen / SVW 12% GM/SGM 7%

Page 7 Consolidated Sales Market Penetration S. America 0.07 0.05 N. America 0.17 0.13 Europe 0.36 0.26 Asia Pacific 0.4 0.56 Regional Contribution 2010 Global Production Volumes (Units in Millions) Well Positioned With Global Vehicle Production Levels S. America N. America Europe Asia Pacific $7.3B $10.8B (1) Rebased to 100% to show the percent each region contributes to total Visteon sales. 2010 Full Year 2010 Actual 2010 Actual Units % Total Asia Pacific 34.8 49% Europe 20.9 29 N. America 11.9 17 S. America 4.1 6 Total 71.7 100% Visteon Sales Contribution by Region (1) Source: IHS Automotive. $2.0B $2.9B Q1 2011 Consolidated Sales Market Penetration S. America 0.05 0.04 N. America 0.16 0.11 Europe 0.39 0.28 Asia Pacific 0.4 0.57

Page 8 Visteon in Asia 15 Climate 18 Interiors 8 Electronics 2 Lighting 4 Technical Center 10 Customer SC Some facilities support multiple product groups. Includes Consolidated and Non-Consolidated Operations India (7) Australia (1) Thailand (3) Philippines (1) Japan (5) South Korea (13) China (27) 2008 2009 2010 Consolidated 2.9 2.3 3.1 Non-Consolidated 1.5 2 3.3 4.4 4.3 6.4 Sales - Market Penetration ($B)

Page 9 Overview Ownership Structure Halla Climate Control Major Customers Integral operation within global Climate group Founded in 1986, 70% consolidated subsidiary of Visteon - Remaining 30% trades on Korea Stock Exchange Specializes in developing and producing automotive climate control products, including air-conditioning systems, modules, compressors and heat exchangers Leading auto components company in South Korea with operations in N. America, Europe and Asia 11 Different Operations Outside of Korea

Page 10 Overview Yanfeng Visteon Sales Breakdown SVW SGM Export SAIC East 36 26 6 5 4 4 2 2 1 1 1 1 11 By Customer By Product Interiors Seating Electr. Exterior Safety Tooling East 45 38 8 5 3 1 SVW 36% SGM 26% Export 6% Other 11% SAIC 5% DF Nissan 4% CFMA 4% Chery 2% JAC 2% Hyundai 1% Foton 1% DYK 1% FAW 1% 50% / 50% joint venture between Visteon / HASCO (SAIC) in China, established in 1994 Fourth largest components company in China Five primary businesses - Interiors, Seating, Electronics, Exteriors and Safety SVW, SGM and SAIC ~65% of sales; export 6% 75 facilities and approximately 22,000 employees 2010 consolidated sales (PRC GAAP) YFV: $4.7B HASCO: $6.5B YFV - U.S. GAAP Financial Summary (In USD millions) YFV Business Structure ~ Net Sales Gross Margin Net Income VC Equity Income YFV Parent YFV Affiliates Total YFV FY 2010 $ 2,573 398 218 $ 109 $ 27 136 $ $ FY 2009 1,452 $ 217 $ 118 $ 59 $ 15 74 $ FY 2008 1,059 $ 190 $ 71 $ 35 $ 7 42 $ (1) 11 operating companies with various ownership percentages.

Page 11 Product Portfolio Aligned with Market Trends Consumer Experience Fuel Efficiency and Reduced Emissions Manufacturing and Product Development Scale Visteon Advantage Resulting Automotive Trends Macro Changes Climate Change and Regulatory Environment Customers' Cost Competitiveness Consumer Experience / Product Differentiation Global scale with regional adaptations Lower cost components given commonality with multiple platforms across regions Ability to design / develop low-cost and premium product offerings for market requirements Lower weight components through non-conventional design / engineering Electric compressors, controls and lithium-ion battery cooling capabilities for hybrid and electric vehicles LED technology requiring lower power consumption and enhancing fuel efficiency Product innovations such as compact HVAC and integrated Audio Climate Driver Information enhance driver comfort Rapidly expanding cockpit technologies, integrating consumer electronics Ability to customize interiors to suit consumer tastes Please see important disclosures regarding "Forward Looking Information"

Page 12 Climate Electronics Interiors Lighting Technology Developments by Product Group Fully integrated compressor, electric motor, power inverter and oil separator to maximize fuel economy, enable battery cooling, and provide air conditioning to electric vehicles Enable adoption of HEV and EV powertrains by providing passenger comfort and battery thermal management Market Drivers Visteon Solution Vehicle manufacturers responding to consumer trends for personalization and high levels of craftsmanship Premium digital display instrument cluster platform - supports complex graphic and video features and complete personalization of the system Visteon Light Reinforcement (VLR(tm)) - A lightweight door reinforcement technology that allows airbag deployment without costly / heavy welded reinforcements Address the demand for personalization via a suite of technologies which facilitate product differentiation and cost- effective customization Advanced Front Lighting System (AFS) - Improves visibility through turns and adapts beam pattern to current driving conditions Improved visibility and safety through a unique system that adapts the beam pattern according to surroundings creating more awareness Please see important disclosures regarding "Forward Looking Information"

Page 13 Innovation and Technology Showcases Growth Market Car C-Beyond Strong Product and Technology Portfolio Design and product capabilities targeted to both mature and fast-growing markets Please see important disclosures regarding "Forward Looking Information"

Page 14 Organic Growth 2011 2012 2013 2011-2013 Cum. Booked 60 360 280 700 (Dollars in Millions) Backlog (as of 12/31/2010) Strong Product / Technology Portfolio Continues to Drive New Business Wins Region PSA 7% Other 17% Please see important disclosures regarding "Forward Looking Information" Hyundai / Kia 61% Ford 15% Asia Pacific 79% NA / EU / SA 21% Customer Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Booked 47 150 172 237 304 New Business Wins Q1 2011 Results Region R/N 5% Other 19% Hyundai / Kia 40% Ford 36% Asia Pacific 68% NA / EU / SA 32% Customer

Page 15 2005 2008 2009 2010 Sales 16586 9077 6420 7323 EBITDA Margin 1.2 3.9 7.1 8.4 Product Sales and Adjusted EBITDA Margin Adjusted EBITDA Performance / Capital Structure (Dollars in Millions) Please see important disclosures regarding "Forward Looking Information" and "Use of Non-GAAP Financial Information" Capital Structure $500 Million Unsecured Notes Refinanced $500 million Term Debt with Unsecured Notes - completed April 6 Coupon of 6.75% lower by 125 bps - p.a. interest savings of approx. $6.25 million Extends maturity - 8 vs. 7 years Flexible covenant structures ABL Working Capital Facility Facility increased to $220 million from $200 million Reduced unused line fee / drawn interest cost by 25 bps each Current Debt Structure Margins Significantly Improved 2005 2008 2009 2010 Gross Debt $1,994 $2,762 $2,721 $561 Adjusted EBITDA 207 358 454 614 Debt / Adj. EBITDA 9.6x 7.7x 6.0x 0.9x Unfunded Pension $952 $568 $508 $472 OPEB Obligation 742 325 66 17

Page 16 Adjusted EBITDA Margin Objective Improving Volume / Mix Higher volumes expected in all regions Asia: 7.4% 2010-2014E CAGR Europe: 4.0% CAGR N. America: 7.1% CAGR S. America: 6.6% CAGR Higher margin product lines expected to become larger proportion of sales portfolio, largely driven by business wins in Climate and Asia Contribution from Visteon non-consolidated operations Structural Cost Leverage Driving to leverage achieved engineering and SG&A cost base in increasing sales environment Net Cost Performance Material economics / usage and manufacturing efficiencies actions to offset customer pricing Key Drivers 2010 vs. 2014E Objective Focused on Driving Double Digit Adjusted EBITDA Margins By 2014 2010 Volume / Mix Fixed Costs Equity Income Net Efficiencies 2014E 8.4 8.4 8.9 9.4 9.9 10 0.5 0.5 0.5 0.1 2010 Actual 2014 Objective Please see important disclosures regarding "Forward Looking Information" and "Use of Non-GAAP Financial Information" Volume / Mix Structural Cost Leverage Net Cost Performance 10%+ 8.4%

Page 17 Moving Forward We will: Invest in those product segments where we believe we can achieve market leadership and competitive differentiation to drive above market returns For product segments and assets that do not meet these criteria, we will seek to maximize value on a thoughtful and disciplined basis Fortify our anchor customer positions and relationships and capitalize on customer diversification opportunities Leverage our strong emerging market footprint and positions Continue our aggressive approach to cost and investment to drive margin expansion and to generate meaningful free cash flow Maintain financial flexibility to further our position and value in the market Please see important disclosures regarding "Forward Looking Information" We Are Focused On Our Continued Strategy Of Optimizing Visteon's Business Portfolio To Maximize Shareholder Value

Financial Disclosures

Page 19 Forward-Looking Information This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various factors, risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements, including, but not limited to, Caution should be taken not to place undue reliance on our forward-looking statements, which represent our view only as of the date of this presentation, and which we assume no obligation to update. our ability to satisfy future capital and liquidity requirements; including our ability to access the credit and capital markets at the times and in the amounts needed and on terms acceptable to us; our ability to comply with financial and other covenants in our credit agreements; and the continuation of acceptable supplier payment terms; our ability to satisfy pension and other post-employment benefit obligations; our ability to access funds generated by foreign subsidiaries and joint ventures on a timely and cost effective basis; conditions within the automotive industry, including (i) the automotive vehicle production volumes and schedules of our customers, and in particular Ford's and Hyundai-Kia's vehicle production volumes, (ii) the financial condition of our customers or suppliers and the effects of any restructuring or reorganization plans that may be undertaken by our customers or suppliers or work stoppages at our customers or suppliers, and (iii) possible disruptions in the supply of commodities to us or our customers due to financial distress, work stoppages, natural disasters or civil unrest; new business wins and re-wins do not represent firm orders or firm commitments from customers, but are based on various assumptions, including the timing and duration of product launches, vehicle productions levels, customer price reductions and currency exchange rates; general economic conditions, including changes in interest rates and fuel prices; the timing and expenses related to internal restructurings, employee reductions, acquisitions or dispositions and the effect of pension and other post-employment benefit obligations; increases in raw material and energy costs and our ability to offset or recover these costs, increases in our warranty, product liability and recall costs or the outcome of legal or regulatory proceedings to which we are or may become a party; and those factors identified in our filings with the SEC (including our Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2010).

Page 20 Throughout this presentation, the Company has provided information regarding certain non-GAAP financial measures. These measures include "free cash flow" and "Adjusted EBITDA." Free cash flow represents cash flow from operating activities less capital expenditures. Adjusted EBITDA represents net income attributable to Visteon, plus net interest expense, provision for income taxes and depreciation and amortization, as further adjusted to eliminate the impact of asset impairments, gains or losses on divestitures, net restructuring expenses and other reimbursable costs, certain non-recurring employee charges and benefits, reorganization items, and other non-operating gains and losses. Management believes that free cash flow is useful in analyzing the Company's ability to service and repay its debt, and it uses the measure for planning and forecasting in future periods, as well as in management compensation decisions. Free cash flow is not a recognized term under accounting principles generally accepted in the United States ("GAAP") and does not reflect cash used to service debt and does not reflect funds available for investment or other discretionary uses. Management believes Adjusted EBITDA is useful to investors because it provides meaningful supplemental information regarding the Company's operating results because the excluded items may vary significantly in timing or amounts and/or may obscure trends useful in evaluating and comparing the Company's continuing operating activities. Management uses this measure for planning and forecasting in future periods. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net earnings (losses) as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because not all companies use identical calculations, this presentation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, Adjusted EBITDA is not intended to be a measure of cash flow available for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements. Use of Non-GAAP Financial Information

Page 21 Adjusted EBITDA Reconciliation 2005, 2008 - 2010

Page 22 www.visteon.com